UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 30, 2015

AMERICAN NATIONAL INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-34280	74-0484030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

One Moody Plaza Galveston, Texas	77550-7999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (409) 763-4661

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2015, the Board of Directors of American National Insurance Company (the “Company”) adopted certain changes to the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”), effective as of such date. Such changes include permitting alternate processes for the appointment of officers and modifying certain indemnification provisions. The foregoing description of changes does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Amended and Restated Bylaws attached as Exhibit 3.2 hereto and the copy of the Amended and Restated Bylaws redlined to show amended text and attached as Exhibit 3.3 hereto, both of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

No.	Exhibit

3.2 3.3	Amended and Restated Bylaws Redlined Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY

By:	/s/ John J. Dunn, Jr.
Name: John J. Dunn, Jr.
Title: Executive Vice President and Chief Financial Officer

Date: July 31, 2015